Exhibit 99.1

People’s United Financial, Inc. Investor Presentation NASDAQ: PBCT July 2016

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People’s United Financial’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as “expect,” “anticipate,” “believe,” “should” and similar expressions. Such statements represent management’s current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People’s United Financial’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People’s United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 1 People’s United Financial, Inc.

PBCT Differentiators Premium brand built over 170 yea Deep focus on expense management Conservative & well -defined underwriting culture Breadth of products & services Commitment to Relationship-based banking …with significant knowledge at the local level Operate in large & attractive Northeast markets… Experienced leadership team A Uniquely Positioned Franchise People’s United Financial, Inc. 2

PBCT: Compelling Investment Opportunity Leading market position in one of the best commercial banking markets in the U.S. Significant growth runway within existing markets – expanding in two of the largest MSAs in the U.S. New York City #1 and Boston #10 Ability to maintain pristine credit quality Median net charge-offs/average loans since 2007 have been 17bps Improving profitability Five consecutive years of growth in earnings per share (2011-2015) 2016: net income of $131 million through six months, up 9% vs. prior year period, or 8% on a per share basis Low operating risk profile Consistently profitable throughout the credit cycle Straightforward and diversified portfolio of products – no complex financial exposures Robust liquidity Strong deposit market share in most core markets Unused FHLB of Boston borrowing capacity of $5.4 billion at June 30, 2016 Continued capital deployment via organic growth and dividends Twenty-three consecutive quarters of loan growth Dividend yield of approximately 4.4% People’s United Financial, Inc. 3

Premium Brand Built Over 170 Years Corporate Overview People’s United Financial, Inc. NASDAQ (PBCT) Headquarters Bridgeport, CT Chief Executive Officer Jack Barnes Chief Financial Officer David Rosato Market Capitalization (7.20.2016) $4.7 billion Assets $40.2 billion Loans $29.0 billion Deposits $29.0 billion Branches 390 In-store Branches(2) 149 ATMs 595 Standalone ATMs(3) 108 Founded 1842 People’s United Financial, Inc. ME Montpelier VT NH Auqusta Concord NY Albany MA Boston RI Hartord Bridgeport Legend State Capital Headquarters-Bridgeport, CT People’s United Bank Locations *This map is intended to show branch density, not actual placement or number of branches @People’s United Bank, N.A. Member FDIC 12/15 People’s United Financial, Inc. 1 Statistics as of June 30, 2016, unless noted otherwise 2 Exclusive relationship with Stop & Shop 4 3 Includes 36 ATMs in Stop & Shop locations where a branch is not present

Premium Brand Built Over 170 Years

Geographic Expansion in Recent Years

2008

Acquired:
Chittenden Corp.
which comprised:

Chittenden Bank
Burlington, VT

Ocean Bank
Portsmouth, NH

Maine Bank & Trust
Portland, ME

Merrill Bank
Bangor, ME

Flagship Bank
Worcester, MA

Bank of West. Mass.
Springfield, MA

2010

Acquired:
Financial Federal
New York, NY

Acquired:
Butler Bank
Lowell, MA

RiverBank
North Andover, MA

Bank of Smithtown
Smithtown, NY

2011

Acquired:
Danversbank
Danvers, MA

2012

Acquired:
57 branches in greater New York metro area from RBS Citizens – including 53 branches in Stop & Shop supermarkets

Since 1995, PBCT has had an exclusive relationship with Stop & Shop to operate branches in Connecticut stores

2016

June 27 Announced acquisition of:
Suffolk Bancorp
Riverhead, NY

People's United Financial, Inc.

5

Premium Brand Built Over 170 Years

In-Store Branches Versus Traditional Branches

- Partnership allows us to leverage People's United brand with the ~3.3 million shoppers who visit Connecticut and New York Stop & Shop stores every week
- In-store locations operate under the same business model as traditional branches and sell all of the Bank's products and services
- Connecticut and New York in-store branches accounted for a significant portion of the new branch business booked



In-Store Branches
Traditional Branches
100%
- %
39%
61%
42%
58%
57%
43%
68%
32%
74%
26%
72%
28%
72%
28%
Consumer Checking Accounts Opened
Savings Accounts Opened
Business Checking Accounts Opened
Home Equity Loans Originations
Mortgage Loan Originations
Business Banking Loan Originations
Investment Sales

Last twelve months through June 30, 2016

On average, in-store locations are open 37% more hours per week (56 hours vs. 41 hours), but are approximately ~30% less expensive to operate.

People's United Financial, Inc.

6

Note: statistics represent Connecticut and New York branches only

Experienced Leadership Team

Name	Position	Years in Banking	Professional Experience
Jack Barnes	President & CEO, Director	30+	People's United Bank (SEVP, CAO), Chittenden, FDIC
Galan Daukas	SEVP Wealth Management	30+	People's United Bank, Washington Trust, The Managers Funds, Harbor Capital Mgmt
Sara Longobardi	SEVP Retail Banking	25+	People's United Bank
Dave Norton	SEVP & Chief HR Officer	5+	People's United Bank, New York Times, Starwood, PepsiCo
Lee Powlus	SEVP & Chief Administrative Officer	25+	People's United Bank, Chittenden, Alltel
David Rosato	SEVP & CFO	30+	People's United Bank, Webster, M&T
Chantal Simon	SEVP & Chief Risk Officer	25+	People's United Bank, Merrill Lynch US Bank, Lazard Freres & Co.
Jeff Tengel	SEVP Commercial Banking	30+	People's United Bank, PNC, National City
Bob Trautmann	SEVP & General Counsel	20+	People's United Bank, Tyler Cooper & Alcorn
Kirk Walters	SEVP Corporate Development, Director	25+	People's United Bank, Santander, Sovereign, Chittenden, Northeast Financial

People's United Financial, Inc.
7

Operate in Large & Attractive Northeast Markets

The population densities of NYC, Boston, Bridgeport and New Haven MSAs are each over ten times the national average

NYC-Northern NJ-PA	• Population: 20.1 million • Median HH Income: $66,610 • Businesses: 810,883	• Population Density (#/sq miles): 2,426 • Unemployment Rate (%): 4.4 • $100K+ Households (%): 33.0
Boston, MA	• Population: 4.7 million • Median HH Income: $73,624 • Businesses: 203,770	• Population Density (#/sq miles): 1,361 • Unemployment Rate (%): 3.4 • $100K+ Households (%): 36.6
Hartford, CT	• Population: 1.2 million • Median HH Income: $68,692 • Businesses: 52,315	• Population Density (#/sq miles): 803 • Unemployment Rate (%): 5.4 • $100K+ Households (%): 32.1
Bridgeport-Stamford, CT	• Population: 949,000 • Median HH Income: $80,998 • Businesses: 49,392	• Population Density (#/sq miles): 1,520 • Unemployment Rate (%): 5.0 • $100K+ Households (%): 41.6
New Haven, CT	• Population: 861,000 • Median HH Income: $62,420 • Businesses: 36,800	• Population Density (#/sq miles): 1,426 • Unemployment Rate (%): 5.8 • $100K+ Households (%): 29.4
Burlington, VT	• Population: 216,000 • Median HH Income: $65,925 • Businesses: 10,846	• Population Density (#/sq miles): 173 • Unemployment Rate (%): 2.1 • $100K+ Households (%): 28.4

People's United Financial, Inc.

Notes: The current national unemployment rate is 4.9%
The current national population density is 90 (#/sq miles)
Source: SNL Financial, US Census data

8

Operate in Large & Attractive Northeast Markets People’s United’s Franchise Metrics MSA Ran (Out of 917 MSAs Nationwide Market Size Population Median % Households People’s United Top 5 MSAs Total Deposits Market % Deposit Deposits % of Density Household with $200k+ ($ in millions) Rank Market Share ($ in millions) Franchise (# / sq. mile) Income Income Bridgeport-Stamford-Norwalk, CT $37,410 1 17% $6,417 28% 6 7 2 New York-Newark-Jersey City, NY-NJ-PA 662,884 22 1% 3,331 14% 2 34 12 Boston-Cambridge-Newton, MA-NH 140,105 8 2% 2,815 12% 8 18 9 Hartford-West Hartford-East Hartford, CT 28,600 5 9% 2,433 11% 20 26 21 New Haven-Milford, CT 19,045 4 12% 2,248 10% 7 49 34 Top 5 MSAs $888,044 – 2% $17,244 75% – – – Weighted Average Rank 2 8 22 12 Rank / Nationwide MSAs (917 MSAs) 0.8% 2.4% 1.3% 75% of PBCT’s deposits are in its top 5 MSAs, which are some of the most densely populated and wealthy markets in the U. Source: SNL Financial; FDIC data as of June 30, 2015 1. Excludes deposits from trust institutions and branches with over $750 million deposits; excludes branches and deposits located outside each MSA 9 2. Rank weighted by percentage of franchise deposits People’s United Financial, Inc. 9

Operate in Large & Attractive Northeast Markets Total Loan Portfolio: $29.0 Billion At June 30, 201 ($ in billions) Other $5.2 / 18% Connecticut Maine $7.7 / 27% $1.0 / 3% New Jersey $1.3 / 4% New Hampshire $1.3 / 5% Vermont New York $1.8 / 6% $5.6 / 19% Massachusetts $5.1 / 18% Excluding equipment finance loans, ~90% of PBCT’s loan portfolio is within the Northeast 10 People’s United Financial, Inc. 10

Operate in Large & Attractive Northeast Markets

Connecticut

		Branches	$BN	%
1	Bank of America	140	29.7	24.7
2	**People's United**	**149**	**15.5**	**12.9**
3	Webster	122	15.4	12.8
4	Wells Fargo	75	8.1	6.8
5	TD Bank	73	6.6	5.5
6	JP Morgan Chase	52	5.2	4.3
7	First Niagara	76	4.1	3.4
8	Citi	15	3.4	2.8
9	Liberty	58	3.3	2.8
10	United Financial	32	2.9	2.4

New York

		Branches	$BN	%
1	JP Morgan Chase	786	480.3	36.6
2	HSBC	149	86.1	6.6
3	Citi	250	82.1	6.3
4	Bank of America	309	81.6	6.2
5	Capital One	249	48.3	3.7
6	M&T	286	41.6	3.2
7	TD Bank	260	30.1	2.3
8	Wells Fargo	87	25.8	2.0
9	Signature	29	24.4	1.9
10	First Niagara	196	18.8	1.4
26	**People's United**	**100**	**3.4**	**0.3**

Massachusetts

		Branches	$BN	%
1	Bank of America	235	64.4	25.5
2	Citizens	246	29.8	11.8
3	Santander	220	18.5	7.3
4	TD Bank	148	12.3	4.9
5	Eastern Bank	91	7.7	3.0
6	Independent Bank	86	6.0	2.4
7	First Republic	4	4.7	1.8
8	Boston Private	11	3.6	1.4
9	Middlesex	32	3.6	1.4
10	**People's United**	**47**	**3.2**	**1.3**

Vermont

		Branches	$BN	%
1	**People's United**	**40**	**2.8**	**22.8**
2	TD Bank	31	2.5	20.6
3	Merchants	33	1.3	11.1
4	Citizens	20	0.8	6.4
5	KeyCorp	12	0.7	6.0
6	Northfield	13	0.6	4.7
7	Community	12	0.5	3.8
8	Union	12	0.4	3.7
9	Passumpsic	6	0.3	2.9
10	Mascoma	10	0.3	2.7

New Hampshire

		Branches	$BN	%
1	Citizens	71	7.5	24.0
2	TD Bank	72	6.1	19.5
3	Bank of America	26	5.7	18.3
4	**People's United**	**27**	**1.5**	**4.8**
5	NH Mutual	19	1.1	3.7
6	BNH Financial	22	1.0	3.2
7	Santander	18	0.9	2.8
8	Lake Sunapee	21	0.9	2.8
9	Mascoma	18	0.8	2.6
10	Northway	17	0.8	2.4

Maine

		Branches	$BN	%
1	TD Bank	49	3.3	13.3
2	KeyCorp	51	2.9	11.6
3	Camden National	70	2.7	10.7
4	Bangor Bancorp	60	2.3	9.1
5	Bank of America	17	1.7	6.6
6	First Bancorp	16	1.1	4.4
7	**People's United**	**27**	**1.0**	**4.1**
8	Machias Bancorp	18	0.9	3.8
9	Bar Harbor	16	0.9	3.6
10	Norway	24	0.8	3.4

4th in deposit market share in New England

1 in Fairfield County, CT., 63 branches, ~$10 billion in deposits, ~ 24% market share

Strong deposit market positions

People's United Financial, Inc.

Source: SNL Financial; FDIC data as of June 30, 2015; excludes trust institutions; excludes non-retail branches
Notes: PBCT branch count updated as of June 30, 2016

11

Commitment to Relationship-Based Banking Long-term relationships with customers Customers relationships are with local management Single point of contact with customers – break down silos to present full suite of products & services Senior management frequently interacts with customers Reputation and word-of-mouth referrals often drive new business Broad distribution: 390 branches across six states, 595 ATMs, online and mobile banking Call center operations locally located in Bridgeport, CT and Burlington, VT Long history of focusing on relationship management at the local level… 12 People’s United Financial, Inc.

Breadth of Products & Services Retail Lending: residential mortgages, home equity loans and lines of credit, personal loans Reta Deposit Products: checking accounts, savings and money market accounts Banking Services: mobile banking, online banking, credit cards Commercial Lending: commercial finance, real estate financing, equipment loans & leasing, asset based lending, mortgage warehouse lending Deposit Products: checking accounts, savings and money market accounts Treasury Management: cash management services, Online banking eTreasury+, ACH services, lockbox Commercia services, remote deposit capture, merchant card processing, payroll services, fraud protection services, Banking liquidity and investment solutions Specialty Services: government banking, healthcare & non-profit banking, interest rate risk management, international services, business aircraft finance Insurance: commercial coverage, employee benefits, bonding, risk management services, specialized industry insurance Wealth Wealth Services & Solutions: financial planning, trust & estate solutions, investment management, private Management banking, self-directed investing, retirement plan services, institutional trust services …while providing the same full breadth of solutions as larger banks 13 People’s United Financial, Inc.

Breadth of Products & Services Total Loan Portfolio: $29.0 Billion At June 30, 201 Retail $7.9 Billion / 27% Commercial $21.1 Billion / 73% 14 People’s United Financial, Inc.

Breadth of Products & Services (At June 30, 2016) Commercial Loans: $21.1 Billion / 73% of Total Portfolio Commercial Real Estate Commercial & Industrial Equipment Financing $10.0 Billion / 35% of Total Portfolio $8.1 Billion / 28% of Total Portfolio $3.0 Billion / 10% of Total Portfolio ($ in billions) ($ in billions) ($ in billions) Health care Information Self Storage 1% Other Arts/Ent./Rec. 1% Health 1% 1% Public Admin. Other 2% Service Services Special Use 1% 3% 2% Construction Other 2% 2% 2% 1% Mining, Oil Hosp. & Entertain. Transp. / Utility & Gas 5% 3% 2% Industrial / Packaging Retail Finance & Manufacturing 4% Sales Insurance 6% Manufact. 8% 20% 5% Transportation Residential / Utility (Multi-Family) Real Estate Wholesale 37% 37% 10% Dist. Office Buildings Service 5% 22% 16% Printing Health 7% 11% Retail Waste 7% Finance, 25% Wholesale Manufacturing Construction Insurance Dist. 13% 13% 12% & Real Estate 13% Broadly diversified commercial loan portfolio 15 People’s United Financial, Inc.

Breadth of Products & Services (At June 30, 2016) Retail Loans: $7.9 Billion / 27% of Total Portfolio Residential Mortgage Consumer $5.7 Billion / 20% of Total Portfolio $2.2 Billion / 7% of Total Portfolio ($ in billions) ($ in billions) New Hampshire Maine Maine $0.2 / 3% $0.1 / 2% $0.1 / 5% New Hampshire $0.1 / 6% Vermont $0.3 / 5% New Jersey $0.4 / 7% Massachusetts $0.2 / 7% New York Connecticut Vermont Connecticut $0.5 / 9% $2.6 / 46% $0.2 / 10% $1.3 / 60% New York Massachusetts $0.3 / 12% $1.6 / 28% June 2016 YTD originated weighted average LTV of 68% June 2016 YTD originated weighted average CLTV of 59% June 2016 YTD originated weighted average FICO score of 759 June 2016 YTD originated weighted average FICO score of 766 Hybrid ARMs represent 89% of the portfolio 61% of originations during last 3 years are in a first lien position People’s United Financial, Inc. 16

Conservative & Well-Defined Underwriting Culture Commercial Credit Culture & Approval Process Credit culture and underwriting standards Cash flow – deal specific and global Collateral / limited unsecured exposure with equity investment requirements and guarantees No speculative real estate projects Credit structure includes meaningful covenants, appropriate LTVs and monitored advance rates Industry knowledge and expertise (i.e. basic industries and property types) Seasoned relationship managers with considerable local market knowledge Experienced senior credit officers (SCO) average 25+ years of commercial banking experience Approval authority Local, regional and corporate credit committee structure >$25 million also requires Executive Risk Oversight Committee approval Due diligence begins prior to the issuance of a proposal (market manager & SCO) and independent credit associates in Risk Management are utilized Credit analyst / relationship manager complete detailed loan submission Stress test cash flow for interest rate sensitivities, vacancy and rental rates Independent field exams and appraisal review 17

Conservative & Well-Defined Underwriting Culture Average Annual Net Charge Offs / Average Loans Peer Group Comparison 2010 2015 2.50% 2.00% 1.50% 1.00% Median, excluding PBCT = 0.69% 0.50% 0.21% 0.00% PBCT Conservative underwriting is a hallmark of People’s United 18 People’s United Financial, Inc.

Deep Focus on Expense Management Expense Management Oversight Committee (EMOC) EMOC has been fully operational since November 2011 Committee comprised of the CEO, CFO, Chief Administrative Officer and Chief HR Officer EMOC oversees: Non-interest expense management and implements strategies to attain targeted goals Revenue initiatives that require expenditures and conducts periodic progress reviews Provides a horizontal view of the organization Expense Management Units (EMUs) established to facilitate EMOC functions Defined EMUs include: Technology Operations Real Estate Services Spending requests above $25,000 are submitted by EMU owners for approval Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee Proactive expense management approach 19 People’s United Financial, Inc.

Deep Focus on Expense Management

- **People's United has proactively managed expenses while also making significant investments in:**
  - Talent and systems amidst a regulatory environment of heightened expectations
  - Revenue and deposit gathering initiatives
  - Improving customer experiences via enhanced delivery of products and services

Total Non-Interest Expense



($ in millions)
$208.3
$208.8
$207.7
$217.6
$211.8
$214.2
$217.0
$217.3
$212.9
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16

Continued execution of strong cost controls

People's United Financial, Inc.

20

Significant Opportunities Continuing to grow in our expanded footprint, while deepening presence across heritage markets Bolstering commercial banking presence in Massachusetts and New York Building large-corporate and government banking productivity Filling in New York metro Commercial Real Estate presence Continuing to leverage investment in asset-based lending Focusing on deposit gathering capabilities Growing wealth management fee income Increasing momentum in other fee income businesses Transitioning Insurance to a more specialized model Delivering interest rate swaps and foreign exchange products to corporate customers Expanding international trade finance Growing commercial banking lending fees Investing in competitive cash management products These significant opportunities expected to provide earnings growth for years to come 21 People’s United Financial, Inc.

Building the Franchise for the Long-Term Increase focus on relationship profitability Continue to build deep, multi-product relationships with an emphasis on cross-sell Deposit gathering remains a key focus and is reflected in incentive structure Maintain pristine asset quality Tightly control expenses while investing in key infrastructure Maintain asset sensitivity to position People’s United for eventual increase in interest rates Committed to delivering value to both customers and shareholders 22 People’s United Financial, Inc.

Second Quarter 2016 Results

Second Quarter 2016 Overview (Comparisons versus first quarter 2016) Net income of $68.5 million, an increase of 9% Earnings per share of $0.23, an increase of $0.02 Net interest income1 of $240 million, no change Net interest margin of 2.79%, a decrease of 4 basis points Loan growth of $528 million, 7% annualized growth rate Deposits decreased $106 million, (1%) annualized rate Seasonal decline in municipal deposits unfavorably impacted balances by $200 million Non-interest income of $85 million, an increase of 4% Total non-interest expenses of $213 million, a decrease of 2% Efficiency ratio of 60.4%, a decrease of 230 basis points Net loan charge-offs of 0.07%, a decrease of 2 basis points 1 Net interest income on a fully taxable equivalent basis for 1Q 2016 and 2Q 2016 was $247 million and $248 million, respectively. 24 People’s United Financial, Inc.

Net Interest Income1

($ in millions)

Linked Quarter Chang

$1.4 $0.1

($1.1) ($0.4) ($0.1) $240.1 $240.0

1Q 2016 Originated Loans Investments Acquired Loans Borrowings Deposits 2Q 2016

1 Net interest income on a fully taxable equivalent basis for 1Q 2016 and 2Q 2016 was $247 million and $248 million, respectively.

People’s United Financial, Inc.

Net Interest Margin

Linked Quarter Chang

(3 bps) (1 bp)

2.83%

2.79%

1Q 2016 Loan Yield & Mix Investments 2Q 2016

People’s United Financial, Inc.

Loans

($ in millions)

Linked Quarter Chang

$413 $187

($73) $28,511 $29,038

Mar. 31, 2016 Commercial Retail Acquired Jun. 30, 2016

Annualized linked quarter change: +7%

People’s United Financial, Inc.

Deposits

($ in millions)

Linked Quarter Chang

$29,105 $102 $28,999

($208)

Commercial1 Commercial 1 $9,420 $9,522

Retail2 Retail2 $19,685 $19,477

Mar. 31, 2016 Commercial Retail Jun. 30, 2016

Annualized linked quarter change: (1%)

1Commercial includes Municipal deposits of $2,108 at 3/31/2016 and $1,908 at 6/30/2016

People’s United Financial, Inc.

2Retail includes brokered deposits of $2,549 at 3/31/2016 and $2,547 at 6/30/2016

Non-Interest Income

($ in millions)

Linked Quarter Chang

$1.0 $0.9 $0.3 $0.3 $0.3 $1.5

$1.1

($2.3)

$82.3 $85.4

1Q 2016 Commercial Bank Owned Bank Cash Customer Investment Insurance Other 2Q 2016 Banking Life Insurance Service Management Interest Rate Management Revenue Lending Fees Charges Fees Swap Income Fees

People’s United Financial, Inc.

Non-Interest Expense

($ in millions)

Linked Quarter Chang

$1.2

($2.7) ($1.0) ($1.9) $217.3 $212.9

1Q 2016 Compensation Professional Regulatory Other 2Q 2016

& Benefits & Outside Services Assessments

People’s United Financial, Inc.

Efficiency Ratio

62.5% 62.7%

62.2%

61.8%

60.4%

61.7%

61.6% 61.0%

2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016

Beginning with first quarter 2016 results, the Company no longer classifies expenses related to ordinary and recurring branch closures and severance as non-operating. In prior quarters, these expenses were excluded from the calculation of the Company’s efficiency ratio. For comparison purposes above, efficiency ratios for prior quarters also display what the metric would have been had these expenses been included.

People’s United Financial, Inc.

Asset Quality

Non Performing Assets / Loans & REO (%)

2.0

BCT Peer Group (Median) Top 50 Banks (Median)

1.67

1.5 1.41 1.37

1.33 1.38

1.23 1.22 1.21

1.0

0.83 0.78

0.66 0.68 0.64

0.5

2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016

1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition

Net Charge-Offs / Average Loans (%)

0.3 PBCT Peer Group (Median) Top 50 Banks (Median)

0.24

0.19

0.2 0.18

0.15 0.18 0.19

0.17

0.14

0.1

0.09 0.09

0.05

0.06 0.07

0.0

2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016

2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.07%, 0.08%, 0.09%, 0.06%, & 0.05% in 2Q 2016, 1Q 2016, 4Q 2015, 3Q 2015 & 2Q 2015, respectively

Notes:

Source: SNL Financial and Company filings 32 Top 50 Banks represents the largest 50 banks by total assets in each respective quarter

People’s United Financial, Inc.

Returns

Return on Average Assets

0.75%

0.73%

0.70%

0.67% 0.65%

2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016

Return on Average Tangible Equity

10.7%

10.5%

10.1%

9.5% 9.4%

2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016

People’s United Financial, Inc.

Capital Ratios

	Jun. 30, 2015	Sep. 30, 2015	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016
People's United Financial, Inc.					
Tang. Com. Equity/Tang. Assets	7.4%	7.5%	7.2%	7.3%	7.2%
Tier 1 Leverage [1, 5]	8.2%	8.1%	8.0%	7.9%	7.8%
Common Equity Tier 1 Capital [2, 5]	9.9%	9.9%	9.8%	9.7%	9.6%
Tier 1 Risk-Based Capital [3, 5]	9.9%	9.9%	9.8%	9.7%	9.6%
Total Risk-Based Capital [4, 5]	11.8%	11.8%	11.7%	11.5%	11.4%
People's United Bank, N.A.					
Tier 1 Leverage [1, 5]	8.6%	8.5%	8.4%	8.8%	8.7%
Common Equity Tier 1 Capital [2, 5]	10.4%	10.4%	10.2%	10.9%	10.8%
Tier 1 Risk-Based Capital [3, 5]	10.4%	10.4%	10.2%	10.9%	10.8%
Total Risk-Based Capital [4, 5]	12.9%	12.8%	12.6%	12.9%	12.8%

Basel III Notes:

1. Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2. Common Equity Tier 1 Capital ratio represents total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) after-tax net unrealized gains (losses) on securities transferred to held to maturity; (iii) goodwill and other acquisition-related intangibles; and (iv) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%

People's United Financial, Inc.

34

Interest Rate Risk Profile

Jun. 30, 2016 Mar. 31, 2016

Net Interest Income (NII) Sensitivity

Immediate Parallel Shock 13.7%

Est. Change in NII 12.0%

11.1%

9.7%

8.4%

7.4%

4.8% 4.0%

0.0%

-4.3%

Down 50 Up 100 Up 200 Up 300 Up 400

Yield Curve Twist1

Est. Change in NII

4.6% 5.0%

4.0%

3.0%

1.9% 2.6% 2.9%

1.2%

-1.7% -0.4%

-5.5% -5.7%

Short End -50 Short End +100 Short End +200 Long End -100 Long End +100 Long End +200

1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months.    Long End defined as terms greater than 18 months.

People’s United Financial, Inc.

Full Year 2016 Goals

2016 Goals 2016 Goals

Announced in January Update

Loans Growth range: 6%—8% Growth range: 4%—6%

Deposits Growth range: 4%—6% No change

Assumes no growth in brokered deposits

Net Interest Income Growth range: 7%—9% Growth range: 5%—7%

Net Interest Margin 2.85%—2.95% 2.75%—2.85%

Assumes no interest rate increases in 2016 Assumes one 25bp interest rate increase – mid year 2016 & continued flat yield curve

Non-Interest Income Maintain non-interest income levels No change

Adj. for 2015 gain on sale of Company’s payroll services business

Total Expenses $865 million—$885 million $860 million—$870 million

Ex. merger-related costs of recently announced acquisitions

Credit Maintain excellent credit quality No change

Provision in the range of $40 million—$50 million

Capital Maintain strong capital levels No change

TCE / TA in the range of 7.0%—7.2% Expect preferred offering in second half of year

People’s United Financial, Inc.

Summary

Deep focus on expense management

Premium brand built over 170 yea

Experienced leadership tea

Operate in large & attractive Northeast markets

…with significant knowledge at the local level

Commitment to relationship based banking

Breadth of products    & service

Conservative & we defined underwriting culture

A Uniquely Positioned Franchise

People’s United Financial, Inc.

Appendix

Asset Quality

Originated Portfolio Coverage Detail as of June 30, 2016

ALLLs / Loans

0.92%

0.75%

0.30%

Commercial Retail Total

NPLs / Loans ALLLs / NPLs

172%

135%

0.61% 0.56%

0.53%

49%

Commercial Retail Total Commercial Retail Total

Note – ALLLs: Commercial: $190 million, Retail: $23 million, Total: $213 million

People’s United Financial, Inc.

Securities Portfolio Detail

Securities Portfolio: $6.8 Billion

At June 30, 2016

($ in billions)

FASB 115 Adjustment—Debt Securities

$0.06 / 0.8%

FHLB & Federal Reserve Bank Stock

$0.32 / 4.7%

Bonds, Notes & Debentures

$0.45 / 6.7%

Agency MBS—HTM

$0.56 / 8.2%

Municipal—HTM

$1.19 / 17.6%

Agency CMO’s

$0.91 / 13.5%

Agency MBS—AFS

$3.29 / 48.5%

Agency MBS Agency CMO comprised of 1 yr & 1 y collateral constitute ~70% of the portfolio.

Municipal bond portfolio has an underlying weighted average credit rating above A

Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities Held to maturity (HTM) securities reported on an amortized cost basis (book value). Available for sale (AFS) securities reported at fair value

People’s United Financial, Inc.

Balance Sheet Funding

Balance Sheet Funding: $40.1 Billion

At June 30, 2016

($ in billions)

Fed Funds & FHLB Advances

$4.2 / 10%

Commercial Deposits

Stockholders’ $9.5 / 24%

Equity

$4.8 / 12%

Retail Deposits

$16.9 / 42%

Other Liabilities

$0.7 / 2%

Customer Repurchase Agreements

$0.3 / 1%

Subordinated Borrowings

& Senior Notes

$1.1 / 3%

Brokered Deposits

$2.6 / 6%

79% funded by organic deposits, customer repurchase agreements and common equity

People’s United Financial, Inc.

Peer Group

Firm Ticker City State

1 Associated ASB Green Bay WI

2 Citizens CFG Providence RI

3 Comerica CMA Dallas TX

4 Cullen/Frost CFR San Antonio TX

5 East West EWBC Pasadena CA

6 First Horizon FHN Memphis TN

7 FirstMerit FMER Akron OH

8 Huntington HBAN Columbus OH

9 KeyCorp KEY Cleveland OH

10 M&T MTB Buffalo NY

11 New York Community NYCB Westbury NY

12 Signature SBNY New York NY

13 Synovus SNV Columbus GA

14 Umpqua UMPQ Portland OR

15 Webster WBS Waterbury CT

16 Zions ZION Salt Lake City UT

People’s United Financial, Inc.

Non-GAAP Financial Measures and Reconciliation to GAAP

In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.

The efficiency ratio, which represents an approximate measure of the cost required by People’s United Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses, which are also excluded in arriving at operating non-interest expense) (the numerator) to (ii) net interest income on a fully taxable equivalent (“FTE”) basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance (“BOLI”) income, and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). In addition, operating lease expense is excluded from total non-interest expense and netted against operating lease income within non-interest income to conform with the reporting approach applied to fee-based businesses already presented on a net basis. People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

People’s United Financial, Inc.

Non-GAAP Financial Measures and Reconciliation to GAAP

Operating earnings exclude from net income those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, non-recurring gains/losses, merger-related expenses (including acquisition integration and other costs), charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets and related lease termination costs, are generally also excluded when calculating the efficiency ratio. Effective with the quarter ended March 31, 2016, recurring writedowns of banking house assets and certain severance-related costs are no longer considered to be non-operating expenses. Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders’ equity is calculated by dividing operating earnings (annualized) by average tangible stockholders’ equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.

The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan (“ESOP”) common shares).

In light of diversity in presentation among financial institutions, the methodologies used by People’s United

Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to GAAP figures.

People’s United Financial, Inc.

For more information, investors may contact:

Andrew S. Hersom

(203) 338-4581

andrew.hersom@ peoples.com

People’s United Financial, Inc.